Copyright © 2022 FactSet Research Systems Inc. All rights reserved. January 5, 2022 FactSet to Acquire CUSIP Global Services (“CGS”)

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Forward-Looking Statements and Non-GAAP Measures This presentation contains forward-looking statements based on management's current expectations, assumptions, estimates, forecasts and projections, as of the date such statements are made, about future events or circumstances. All statements that address expectations, guidance, outlook or projections about the future, including statements about FactSet's strategy, future financial results, anticipated growth, expected expenditure and trends, are forward-looking statements. Forward-looking statements may be identified by words like "expects," "believes," "anticipates," "plans," "intends," "estimates," "projects," "should," "indicates," "continues," "may" and similar expressions. These statements are not guarantees of future performance and involve numerous risks, uncertainties and assumptions. These statements include, but may not be limited to, statements about the CUSIP Global Services acquisition and the funding of such acquisition, including the expected timing for the consummation of such transactions. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including the failure of the S&P Global and IHS Markit merger to be consummated. Factors that will influence the impact on our business and operations include, without limitation, risks and uncertainties described in our most recent Form 10-K filed with the SEC available on our website at http://investor.factset.com and on the SEC’s website at http://www.sec.gov. FactSet believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, we undertake no obligation to update any forward-looking statements made in this presentation whether because of new information, future events or otherwise. This presentation and oral statements made in connection with this presentation may reference non-GAAP financial measures as defined under SEC rules. Forward-looking non-GAAP financial measures reflect management’s current expectations and beliefs, and we are not able to reconcile such non-GAAP measures to reported measures without unreasonable efforts because it is not possible to predict with a reasonable degree of certainty the actual impact or exact timing of items that may impact comparability. Non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as more fully discussed in FactSet's financial statements and filings with the SEC, as these non-GAAP measures include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure. As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. 2

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Jonathan Reeve EVP, Head of Content & Technology Solutions Today’s Speakers Linda S. Huber EVP, Chief Financial Officer 3 Philip Snow Chief Executive Officer

FACTSET

Acquisition to significantly expand FactSet's critical role in the global capital markets

Transaction Summary

- FactSet to acquire CUSIP Global Services ("CGS") from S&P Global
- CGS manages a database of 60 different data elements uniquely identifying more than 50 million global financial instruments
- Continue to steward CUSIP in close partnership with the American Bankers Association (ABA)

Purchase Price and Sources of Funds

- Purchase price of $1.925 billion
- FactSet expects to receive an estimated tax benefit of approximately $200 million [1]
- Transaction to be funded via a combination of cash-on-hand and committed financing

Financial Detail

- CGS generates approximately $175 million of annual revenue
- CGS revenue growth in the mid-to-high single digit range
- Expected to be immediately accretive to FactSet's adjusted operating margins
- Expected to be accretive to FactSet's adjusted diluted EPS in the first year of ownership

Timing / Closing Conditions

- Transaction expected to close during the first calendar quarter of 2022
- Subject to customary closing conditions and consummation of S&P Global and IHS Markit merger

1. FactSet expects to receive a step up in tax basis resulting in an annual deduction over the next 15 years with an estimated tax benefit of approximately $200 million on a present value basis.

Copyright © 2022 FactSet Research Systems Inc. All rights reserved.

4

FACTSET

CGS is the operator of market standard security identifies for more than 50 years

CGS Overview

- Relied upon worldwide as the industry standard provider of reliable reference data for 50+ years
- Serves as the backbone for security master files among both vendor and user firms
- Managed on behalf of the American Bankers Association (ABA)

CGS Offers Three Core Types of Identifiers

CUSIP	Committee on Uniform Security Identification Procedures (CUSIP) is a 9-character identifier assigned for issuers and their financial instruments in the U.S. and Canada
CINS	CUSIP International Number System (CINS) is a 9-character identifier that uses the same format as CUSIP and is the local identifier of more than 30 markets outside of North America
ISIN	International Securities Identification Number (ISIN) is a 12-character global identifier assigned by CGS in its role as National Numbering Agency for the US [1]

CGS Has Deep Industry Alliances

American Bankers Association (ABA)

The ABA launched the CUSIP system and CGS was formed shortly afterwards in 1968 to administer the system

Association of National Numbering Agencies (ANNA)

CGS is co-operator of the ANNA Service Bureau (ASB), a database containing identifier data for over 34M instruments, providing ISIN coverage across 200+ jurisdictions

- Municipal Securities Rulemaking Board (MSRB)
- National Association of Insurance Commissioners (NAIC)
- Canadian Depository for Securities (CDS)
- Bermuda Stock Exchange (BSX)
- Cayman Islands Stock Exchange (CSX)
- Derivatives Service Bureau (DSB)
- Saudi Credit Bureau (SIMAH)
- Depository Trust & Clearing Corporation (DTCC)
- Loan Syndications and Trading Association (LSTA)
- Euromoney TRADEDATA
- Securities Industry and Financial Markets Association (SIFMA)
- SIX Financial
- Templum Markets

Copyright © 2022 FactSet Research Systems Inc. All rights reserved.

Source: CGS

1. CGS is also a Substitute Numbering Agency for 35+ other countries.

5

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Expanding breadth and depth of coverage as new financial instruments are added over time Equity Debt Other • Common / Ordinary Shares • Preferred Shares • ADRs and GDRs • Exchange Traded Funds • Indices • Limited Partnerships • Listed Options – US/Canada • Mutual Funds • REITs • Rights • Warrants • Unit Investment Trusts • Corporate Bonds • Municipal Bonds • US Treasury and Agencies • Sovereign Debt • Supranational Agencies • Bankers Acceptances • Commercial Paper • Medium-Term Notes • Certificates of Deposit • Mortgage-Backed Securities • Asset-Backed Securities • CLOs / CDOs • Syndicated Bank Loans • Credit Derivatives • Market Agreed Coupon (MAC) Swaps • Hedge Funds • Physical Precious Metals • Restricted 144A and Reg S Securities • Other Private Securities (including digital/tokenized) • Structured and Hybrid Products • Variable Annuities • Other Insurance-Related Products 6 Source: CGS

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. 6% 19% 75% 17% 8% 10% 13% 19% 33% CGS’s financial profile features robust margins and consistent revenue growth rates Summary Financial Metrics Business Mix (% of 2020 ASV 1) By Segment Americas EMEA APAC Investment Managers Investment Banks Redistributors Commercial Banks Insurance Non-FI / Others By Customer Type Revenue Retention 95%+ Subscription Revenue 85%+ Annual Revenue Revenue Growth ~ $175M Mid-to-High Single Digit 1. Annual Subscription Value (“ASV”). 7 Source: CGS

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Purpose: Drive the investment community to see more, think bigger, and do its best work Client Obsession: Provide open, flexible, adaptive, solutions as part of our open ecosystem with hyper- personalized digital products to provide the next best action across the investment lifecycle Content Refinery: Provide the most comprehensive and connected inventory of client, proprietary, and third-party content in our industry Next Generation Workflows: Build differentiated next generation solutions to streamline our clients’ workflows and deliver tangible efficiencies for the front, middle, and back office Scale Up Our Content Refinery Drive Next-Gen Workflow Solutions Client Obsession 8

FACTSET

FactSet's content refinery expands the universe of knowledge that our clients trust

Comprehensive and connected inventory of client, proprietary and third-party content will be enriched by the addition of the CGS business

25	800+	4M+
Core Proprietary Content Sets	Third Party Data Vendors	Client Portfolios

FactSet Proprietary Content

- Listings
- Securities
- Entities
- People
- Transactions
- Relationships
- ESG
- Prices
- Performance

Open Content Platform

- Concordance to FactSet permanent entity identifiers
- Consolidated contractual process
- Sandbox for testing
- Global coverage
- Core Content: Speed
- Core Content: Depth

Client Centric Access

- Award winning Research Solutions
- Best-in-class portfolio analytics software for performance, attribution, and risk across asset classes, including equity and fixed income.
- The destination for more than 200 best-in-class data feeds, APIs, and products that give investment professionals an edge.



DIVERSE DATA
SCREENED & CONNECTED BY FACTSET
MARKET LEADING SYMBOLOGY
INSIGHTS & IDEA GENERATION

Copyright © 2022 FactSet Research Systems Inc. All rights reserved.

9

FACTSET

CGS is a natural extension of FactSet's content refinery

CGS further enhances symbology, concordance, and reference data management, delivered through FactSet's Content & Technology Solutions (CTS)


ENTITY
SECURITY
LISTING
PEOPLE
CUSIP
CINS
ISIN

FactSet's Data Management Solutions (Today)

- Security- and entity-level symbology
- Comprehensive entity reference data
- Unify disparate sources of information
- Expose direct / indirect relationships and hierarchies
- Concordance service via API, feed or web app

Current FactSet Data Feed Coverage

Group	Count	Type
Equity	14.5M	Securities
Fixed Income	9.1M	Securities
Entities	6.4M	Entities
Parent Entities	0.6M	Entities
Ultimate Parent Entities	4.2M	Entities

Copyright © 2022 FactSet Research Systems Inc. All rights reserved.

10

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. CGS scales FactSet CTS to more than $425M ASV 1 • Enhance CTS value proposition across multiple buy-side and sell-side end markets • Highly complementary to DMS and RBICs solutions, furthering impact across industry • CGS has meaningful presence across middle and back-office workflows and is well positioned to drive penetration in broad addressable market • Combination will result in opportunity to accelerate sales driving greater ASV and related revenue growth Additional Opportunities for Growth • Explore opportunities to expand beyond traditional security identifiers • Actively drive innovation to accelerate initiatives in emerging growth areas • Reinvestment mindset focused on growing CGS’s influence and reach Stewardshi p of ABA’s IP Strategic vision to further CGS’s unique market position and accelerate CTS growth Data Management Solutions (DMS) Revere Business Industry Classifications (RBICs) 1. Annual Subscription Value (“ASV”). 11

FACTSET

CGS acquisition is aligned with FactSet's longer-term capital structure optimization

Initial transaction financing and longer-term capital allocation

- FactSet is committed to optimizing its longer-term capital structure
- Opportunity to accelerate optimization plan by funding the "right" deal
  - CGS's strategic fit, accretive margin and strong cash flow serves as catalyst
- Well-prepared to execute with strong backing of key relationship banks (PNC Bank and Bank of America)

2 Steps:

1. Initial: $2 billion committed financing to fund the acquisition at closing
2. Potential bond issuance: contemplating approximately $1 billion inaugural bond issuance to partially replace initial bank financing



Funded Debt ($ billions)
Pro forma for closing of CGS acquisition and financing transactions
$575 million
$2.25 billion
$2.25 billion
0.6
0.3
1.0
1.0
0.3
1.0
1.0
Today (11/30/21)
Initial
Potential Bond Issuance
1
2
Bonds
3-Year Term Loan
18-Month Term Loan
Drawn Revolver

Copyright © 2022 FactSet Research Systems Inc. All rights reserved.

12

FACTSET

FactSet has secured $2 billion in committed financing to fund the CGS acquisition at closing

1 Initial transaction financing

Sources	$ million
New 3-Year Term Loan A	$1,000
New 18-Month Term Loan A	$1,000
New Revolver Drawn	$250
Cash on Hand	$250
Total Sources	$2,500

Uses	$ millions
Purchase Price	$1,925
Refinance Existing Revolver [1]	$575
Total Uses	$2,500

- Purchase price funded through combination of new debt and cash on hand
- Commitment in place for $2 billion loan facility from PNC Bank and Bank of America
  - $1 billion 3-Year Term Loan A (SOFR + 137.5 bps [2])
  - $1 billion 18-Month Term Loan A (SOFR + 125 bps [2])
- Replacing and resizing existing revolving credit facility in conjunction with financing
  - Resized $500 million 5-Year revolving credit facility; new $750 million accordion feature
- Following closing of CGS acquisition, we intend to suspend share repurchases for the remainder of fiscal 2022 [3]

1. Currently $575 million of $750 million existing revolver is drawn
2. Based on loan facility pricing grid with estimated net leverage ratio at acquisition closing
3. Excluding minor share repurchases to offset dilution impact from stock option grants

Copyright © 2022 FactSet Research Systems Inc. All rights reserved.

13

FACTSET

FactSet contemplating inaugural bond issuance

Longer-term capital structure

- FactSet to pursue credit ratings in conjunction with potential bond issuance
  - Shelf-registration statement (Form S-3) filed on Tuesday, January 4
  - Rating agency meetings to be scheduled during January
  - Considering bond issuance of approximately $1 billion
  - Bank of America and PNC Bank would lead any anticipated bond issuance

2 Anticipated Bond issuance proceeds used to replace initially committed bank financing (namely, the 18-Month Term Loan A)

3 Following closing of CGS acquisition and financing transactions:
  - Prioritize excess cash flow to repay debt
  - Will suspend share repurchases for the remainder of fiscal 2022 [1]
  - No change to dividend policy

Funded Debt ($ billions)

Pro forma for closing of CGS acquisition and financing transactions


$2.25 billion
$2.25 billion
0.3
1.0
1.0
0.3
1.0
1.0
3
2
Initial
Potential Bond Issuance
Bonds
3-Year Term Loan
18-Month Term Loan
Drawn Revolver

1. Excluding minor share repurchases to offset dilution impact from stock option grants

Copyright © 2022 FactSet Research Systems Inc. All rights reserved.

14

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. We maintain a balanced approach to capital allocation 15 Investment in growth and return of capital Capital Allocation Philosophy • Capital to re-invest in capabilities and product innovation • Creating long-term value for shareholders • Ensuring financial flexibility and risk management Acquisitions (M&A) Dividends Buybacks Investments (R&D) Investing in Growth Opportunities Return of Capital

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Key Takeaways • FactSet’s strategy remains unchanged; this acquisition reflects our continued commitment to invest in our clients’ content and workflow needs • Experienced leadership at FactSet and CGS to further CGS’s unique market position and drive sustainable, long-term value • Market standard with a path to future growth via additional asset classes and other expansion opportunities within FactSet • Natural combination of trusted identifiers with FactSet’s neutral ecosystem to accelerate FactSet’s open data strategy • Meaningfully expands FactSet CTS to more than $425 million of ASV with avenues for additional growth • Enhances FactSet’s financial profile with an underlying growth rate in-line with FactSet’s and an accretive margin and adjusted diluted earnings in the first full year of ownership • CGS acquisition is catalyst for FactSet to consider inaugural bond offering which is aligned with longer-term capital structure optimization 16

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Questions & Answers